Exhibit 10.3



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                              STOCK INCENTIVE PLAN

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                                   SECTION I.

                                     PURPOSE

         The purpose of this Stock Incentive Plan is to enhance the Company's profitability and value for the benefit of its shareholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors of the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.

                                   SECTION II.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "ACQUISITION EVENTS" has the meaning set forth in Section 4.2(d).

         2.2 "AFFILIATE" means each of the following: any Subsidiary; any Parent; any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

         2.3 "AWARD" means any award under this Plan of a Stock Option or Restricted Stock.

         2.4 "BOARD" means the Company's Board of Directors.

         2.5 "CAUSE" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the


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Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, violation of any proprietary rights agreement, engaging in Detrimental Activity, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a Change in Control, such definition of "cause" shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

         2.6 "CHANGE IN CONTROL" has the meaning set forth in Section IX.

         2.7 "CHANGE IN CONTROL PRICE"has the meaning set forth in Section
9.1(b).

         2.8 "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulations promulgated thereunder.

         2.9 "COMMITTEE" means (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more Non-Employee Directors, each of whom shall be (i) to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3 and (ii) to the extent required by Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code and (b) with respect to the application of this Plan to Non- Employee Directors, the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.


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         2.10 "COMMON STOCK" means the Company's common stock, $.001 par value per share, of the Company.

         2.11 "COMPANY" means Kaw Acquisition Corporation, a Nevada corporation, and its successors by operation of law.

         2.12 "CONSULTANT" means any Person who is an advisor or consultant to the Company or its Affiliates.

         2.13 "DETRIMENTAL ACTIVITY" means the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination; activity while employed or performing services that results, or if known could result, in the Participant's Termination that is classified by the Company as a Termination for Cause; any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, or any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company or its Affiliates.



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Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one year period following the Participant's Termination. For purposes of subparagraphs (a), (c), (c) and (f) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

         2.14 "DISABILITY" means with respect to a Participant's Termination, in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "disability" (or words of like import), total and permanent disability, as defined in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion; or in the case where there is an employment agreement, consulting agreement, change in control agreement or other similar agreement between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "disability" (or words of like import), disability as defined under such agreement at the time of the grant of the Award, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

         2.15 "DISPARAGEMENT" means making comments, whether orally or in writing, or statements to the press, employees, consultants, vendors, or customers of the Company or those of its Affiliates or to any other Person which is negative in nature or which could adversely affect: the conduct of the business of the Company or its Affiliates (including, without limitation, any products, services or business plans or prospects), or the reputation or quality of the products or services of the Company or its Affiliates or those of any of their employees, consultants, shareholders, directors or officers, past or present, or the manner in which any of them conducts their respective businesses.

         2.16 "EFFECTIVE DATE" means the effective date of this Plan as defined in Section XIV.

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         2.17 "ELIGIBLE EMPLOYEE" means each employee of the Company or an
Affiliate.

         2.18 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

         2.19 "FAIR MARKET VALUE" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any Treasury Regulations promulgated thereunder, as of any date, the last closing price reported for the Common Stock on the applicable date: as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, for purposes of granting Incentive Stock Options, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under
Section 422 of the Code and the Treasury Regulations promulgated thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

         2.20 "FAMILY MEMBER" means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than



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50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

         2.21 "INCENTIVE STOCK OPTION" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.22 "NON-EMPLOYEE DIRECTOR" means a member of the Board of the Company who is not an active employee of the Company or an Affiliate.

         2.23 "NON-QUALIFIED STOCK OPTION" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.24 "PARENT" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.25 "PARTICIPANT" means any Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted under this Plan; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to
Section XI.

         2.26 "PERFORMANCE CRITERIA" has the meaning set forth in Exhibit A.

         2.27 "PERFORMANCE GOAL" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

         2.28 "PERSON" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

         2.29 "PLAN" means this Stock Incentive Plan, as amended from time to time.

         2.30 "RESTRICTED STOCK" means an Award of shares of Common Stock under this Plan that is subject to the restrictions under Section VII.

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         2.31 "RESTRICTION PERIOD" has the meaning set forth in Section 7.3 with respect to Restricted Stock.

         2.32 "RETIREMENT" means a Termination of Employment or Termination of Consultancy without Cause by a Participant on or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

         2.33 "RULE 16B-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

         2.34 "SECTION 162(M) OF THE CODE" means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury Regulations promulgated thereunder.

         2.35 "SECURITIES ACT" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

         2.36 "STOCK OPTION" or "OPTION" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Section VI or to Non-Employee Directors under Section XI.

         2.37 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.38 "TEN PERCENT SHAREHOLDER" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

         2.39 "TERMINATION" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as the case may be.

         2.40 "TERMINATION OF CONSULTANCY" means that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, unless otherwise determined by



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the Committee, in its sole discretion, may determine that no Termination of
Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

         2.41 "TERMINATION OF DIRECTORSHIP" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, the date he ceased to be a director of the Company and becomes an Eligible Employee or Consultant shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

         2.42 "TERMINATION OF EMPLOYMENT" means: a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or Non-Employee Director upon the termination of his employment, the Committee, in its sole discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

         2.43 "TRANSFER" means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign,



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pledge, hypothecate, encumber, or otherwise dispose of (including the issuance of equity in a Person), whether for value or no value and whether voluntarily or involuntarily (including by operation of law. "Transferred", "Tranferrable" and "Transferability" shall have a correlative meaning.

                                  SECTION III.

                                 ADMINISTRATION

         3.1 COMMITTEE. The Plan shall be administered and interpreted by the Committee.

         3.2 GRANTS OF AWARDS. The Committee shall have full authority to grant Stock Options and Restricted Stock to Eligible Employees and Consultants and the Board shall have full authority to grant Stock Options to Non-Employee Directors pursuant to the terms of this Plan. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee (and, the Board, with respect to Non- Employee Directors) shall have the authority:

                  (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

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                  (e) to determine whether and under what circumstances a Stock
         Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, under Section 11.3(d);

                  (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options or to purchase Awards under this Plan (including shares of Common Stock);

                  (g) to determine whether a Stock Option is an Incentive Stock Option or Non- Qualified Stock Option or whether an Award is intended to satisfy Section 162(m) of the Code;

                  (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

                  (i) to modify, extend or renew an Award, subject to Section X herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

                  (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

         3.3 GUIDELINES. Subject to Section X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to


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otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such foreign jurisdictions. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with regard to Options and certain other Awards, the applicable provisions of
Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the sole discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5 PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.6 DESIGNATION OF CONSULTANTS/LIABILITY.
             ------------------------------------

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

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                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

         3.7 INDEMNIFICATION. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person or any independent contractual right of indemnification, each officer or former officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, former officer's, member's, or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

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                                  SECTION IV.

                           SHARE AND OTHER LIMITATIONS

         4.1 SHARES.
             ------

                  (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan shall not shall not exceed 4,000,0000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to Awards; provided, however, that notwithstanding the foregoing, the number of shares of Common Stock with respect to which Awards of Incentive Stock Options may be granted under this Plan shall not exceed 3,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2). The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited, repurchased, terminated or canceled by the Company for any reason the number of forfeited, repurchased, terminated or canceled shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. In addition, in determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Awards under this Plan.

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                  (b) Individual Participant Limitations.

                           (1) The maximum number of shares of Common Stock
                  subject to any Award of Stock Options or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 7.3 herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2).

                           (2) There are no annual individual Eligible Employee
                  or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 7.3(a)(ii) hereof.

                           (3) The individual Participant limitations set forth
                  in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

         4.2 CHANGES.
             -------

                  (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

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                  (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this
         Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3 MINIMUM PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   SECTION V.

                                   ELIGIBILITY

         5.1 GENERAL ELIGIBILITY. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non- Qualified Stock Options and Restricted Stock. Eligibility for Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

         5.2 INCENTIVE STOCK OPTIONS. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

         5.3 NON-EMPLOYEE DIRECTORS. Non-Employee Directors are only eligible to receive an Award of Stock Options in accordance with Section XI of the Plan.

                                  SECTION VI.

                                  STOCK OPTIONS

         6.1 STOCK OPTIONS. Each Stock Option granted hereunder shall be one of two types: an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code; or a Non- Qualified Stock Option.

         6.2 GRANTS. Subject to the provisions of Section V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Subject to the provisions of Section 6.3(e) below, to the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

         6.3 TERMS OF STOCK OPTIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Exercise Price. The exercise price per share of Common Stock subject to an Incentive Stock Option or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee.

                  (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  Unless otherwise determined by the Committee at grant, the grant shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, (iii) in the event the Participant engages in Detrimental Activity, the Company shall be entitled to receive from the Participant at any time within one year after such exercise, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). If, at any time, the provisions of this paragraph shall be deemed unenforceable under applicable law, the Stock Option shall be immediately canceled, retroactively or prospectively. The foregoing provisions described in (i), (ii) and (iii) shall cease to apply upon a Change in Control.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period and vesting provisions apply under subparagraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company;
         (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc., quoted on a national quotation system sponsored by the National Association of Securities Dealers or on the Over The Counter Bulletin Board, and the Committee authorizes, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for and the conditions of
         Section 13.5 are satisfied.

                  (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

                  (f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower exercise price be substituted for a surrendered Stock Option, provided that the foregoing shall not apply to adjustments or substitutions made in accordance with Section 4.2 hereof.

                  (g) Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

                  (h) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Section VII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

                  (i) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                  SECTION VII.

                                RESTRICTED STOCK

         7.1 AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

         Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct (at any time within two years thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

         The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

         7.2 AWARDS AND CERTIFICATES. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                  (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

                  (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) LEGEND. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Kaw Acquisition Corporation (the "Company") Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated the 28th day of April, 2002. Copies of such Plan and Agreement are on file at the principal office of the Company."

                  (d) CUSTODY. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Section VIII and the following restrictions and conditions:

                  (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING.

                           (i) The Participant shall not be permitted to
                  Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                           (ii) OBJECTIVE PERFORMANCE GOALS, FORMULAE OR
                  STANDARDS. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

                  (b) RIGHTS AS SHAREHOLDER. Except as provided in this subparagraph (b) and subparagraph (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

                  (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee.

                                 SECTION VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY/DIRECTORSHIP

         8.1 NON-TRANSFERABILITY. Except as otherwise specifically provided herein, no Stock Option or Common Stock acquired pursuant to the exercise of a Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Except as otherwise specifically provided herein, shares of Restricted Stock under Section VII or Common Stock issued on account of such shares of Restricted Stock may not be Transferred prior to the date on which such shares are issued, or if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award except as otherwise specifically provided herein, shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not Transferable pursuant to this Section 8.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement.

         8.2 TERMINATION OF EMPLOYMENT AND TERMINATION OF CONSULTANCY. The following rules apply with regard to the Termination of a Participant. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                  (a) RULES APPLICABLE TO STOCK OPTIONS. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                           (1) Termination by Reason of Death, Disability or
                  Retirement. If a Participant's Termination is by reason of death, Disability or Retirement, all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of the Participant's Termination, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

                           (2) Involuntary Termination Without Cause. If a
                  Participant's Termination is by involuntary termination without Cause, all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of a Participant's Termination, by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

                           (3) Voluntary Termination. If a Participant's
                  Termination is voluntary (other than a voluntary termination described in Section 8.2(a)(iv)(B) below) all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of a Participant's Termination, by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

                           (4) Termination for Cause. If a Participant's
                  Termination (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination for Cause, all Stock Options, even if vested, held by such Participant shall thereupon terminate and expire as of the date of such Termination.

                           (5) Unvested Stock Options. Stock Options that are
                  not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

                  (b) RULES APPLICABLE TO RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                  SECTION IX.

                          CHANGE IN CONTROL PROVISIONS

         9.1 BENEFITS. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                  (a) Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Awards granted and not previously exercisable shall become exercisable upon a Change in Control and (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control.

                  (b) In the event Section 4.2(d) of the Plan becomes applicable, the Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
         Section 9.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding a Change in Control.

                  (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, a Participant's Stock Options granted and not previously exercisable shall become fully exercisable and vested upon a Change in Control if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall not be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "ALTERNATIVE OPTION"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control. A Stock Option shall not be Alternative Option unless the Committee determines, in good faith, that it meets the following criteria:

                           (1) the Alternative Option must be based on stock
                  which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

                           (2) the Alternative Option must provide such
                  Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

                           (3) the Alternative Option must have economic value
                  substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control).

                  For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation ss. 1.425-1 (and any amendments thereto).

                           (d) Motwithstanding anything else herein, the
                  Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

                           (e) If the Company and the other party to a
                  transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude "pooling of interests" accounting.

         9.2 CHANGE IN CONTROL. A "CHANGE IN CONTROL" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if any person becomes the beneficial owner of such securities but does not become entitled to the voting power of such securities, such person's acquisition of such securities shall not constitute a Change in Control of the Company;

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                  (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                  (d) upon the shareholders of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   SECTION X.

                        TERMINATION OR AMENDMENT OF PLAN

         Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section XIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, solely to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m), or, solely to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum Stock Option period under Section 6.3; or (vi) materially alter the Performance Criteria for the Award of Restricted Stock as set forth in Exhibit
A. In no event may this Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option, or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  SECTION XI.

                  STOCK OPTION GRANT FOR NON-EMPLOYEE DIRECTORS

         11.1 STOCK OPTIONS. The terms of this Section XI shall apply only to Stock Options granted to Non-Employee Directors.

         11.2 GRANTS FOR NON-EMPLOYEE DIRECTORS. The Board shall have the authority to grant Stock Options to each Non-Employee Director, subject to the terms of the Plan, in accordance with the following provisions:

                  (a) Stock Options to purchase up to a maximum of 150,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director; and

                  (b) in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase up to a maximum of 75,000 shares of Common Stock in any calendar year, provided the Non-Employee Director has not experienced a Termination of Directorship, other than the year the Non-Employee Director receives a grant of Stock Options pursuant to
         (a) above.

         11.3 TERMS OF STOCK OPTIONS. Stock Options granted under this Section XI shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                  (a) Exercise Price. The exercise price per share of Common Stock shall be determined by the Board but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant.

                  (b) Stock Option Term. The term of each Stock Option granted under this Section XI shall be 10 years.

                  (c) Exercisability. Stock Options granted under Section 11.2(a) shall be 50% vested and exercisable on the date such Stock Option is granted and 50% vested and exercisable on the first anniversary of the date of grant (the "Vesting Date"). Stock Options granted under Section 11.2(b) shall be vested and exercisable as determined by the Committee.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period and vesting provisions apply under subparagraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Board specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc., the Over the Counter Bulletin Board, or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Board authorizes, through a "cashless exercise" procedure whereby the Non-Employee Director delivers irrevocable instructions to a broker approved by the Board to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Board (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Board). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                  (e) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Non-Employee Director are not reduced without his or her consent).

         11.4 TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Options upon a Termination of Directorship:

                  (a) Termination of Directorship. Except as otherwise provided herein, upon the Termination of Directorship for any reason, all outstanding Stock Options then exercisable and not exercised by the Non-Employee Director prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Non-Employee Director, or, in the case of death, by the Non-Employee Director's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, for a three (3) year period commencing on the date of the Termination of Directorship, provided that such three (3) year period shall not extend beyond the stated term of such Stock Options.

                  (b) Cancellation of Stock Options. Except as otherwise provided herein, no Stock Options that were not exercisable during the period such person serves as a Director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship.

         11.5 ACCELERATION OF EXERCISABILITY.

                  (a) Death or Disability. All Stock Options granted to Non-Employee Directors under this Section XI and not previously exercisable shall become fully exercisable immediately upon a Termination of Directorship due to a Non-Employee Director's death or Disability.

                  (b) Change in Control. All Stock Options granted to Non-Employee Directors under this Section XI and not previously exercisable shall become fully exercisable immediately upon a Change in Control.

         11.6 CHANGES. The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 11.6, but shall not be subject to Section 4.2(d) of the Plan.

         11.7 AMENDMENT. The provisions of this Section XI shall not be amended more than once in any six month period, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or other applicable federal or state law.

         11.8 SPECIAL ONE-TIME GRANT. In addition to the Stock Options granted pursuant to Section 11.2, each Non-Employee Director serving on the Board on April 30, 2001 shall, subject to the terms of the Plan, be granted a Stock Option to purchase 75,000 shares of Common Stock as of April 30, 2001. Stock Options granted pursuant to this Section 11.8 shall have the same terms and conditions as the Stock Options granted pursuant to Section 11.2.

                                  SECTION XII.

                                  UNFUNDED PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                 SECTION XIII.

                               GENERAL PROVISIONS

         13.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         Each certificate for shares of Common Stock delivered under this Plan shall include a legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE

         ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY THE ISSUER, THE ISSUER SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

         13.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. In the event of any conflict between the provisions of this Plan and any agreement (including any Stock Option agreement) approved by the Board or the Committee, between the Company and any Eligible Employee, Consultant or Non-Employee Director, the provisions of such agreement shall govern.

         13.3 NO RIGHT TO EMPLOYMENT/CONSULTANCY/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment or consultancy at any time.

         13.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

         Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         13.5 LISTING AND OTHER CONDITIONS.
              ----------------------------

                  (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

                           (1) Upon termination of any period of suspension
                  under this Section 13.5, an Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

                           (2) A Participant shall be required to supply the
                  Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

         13.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         13.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3; however, noncompliance with Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

         13.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         13.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         13.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         13.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

         13.12 SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

         13.13 SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

         13.14 SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         13.15 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

         13.16 PAYMENT TO MINORS, ETC. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

                                  SECTION XIV.

                             EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the shareholders of the Company in accordance with the requirements of the laws of the State of Nevada, or such later date as provided in the adopting resolution.

                                  SECTION XV.

                                  TERM OF PLAN

         No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of shareholder approval, but Awards granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Stock Options shall, extend beyond that date.

                                    EXHIBIT A

                              PERFORMANCE CRITERIA

         Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units and/or Performance Shares shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

         In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.